                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. _____)


Filed by the Registrant |X|
Filed by a party other that the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Material
|_| Soliciting Material Pursuant to ss.240.14a-12

Bitstream Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 BITSTREAM INC.

                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            JUNE 6, 2001, 10:00 A.M.

    NOTICE IS HEREBY GIVEN to the stockholders of BITSTREAM INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 at 10:00 a.m., Eastern Daylight Time, on June 6, 2001 for the following purposes:

        1. To elect a board of four (4) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

        2. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

    Only stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

    A copy of the Company's Annual Report for the fiscal year ended December 31, 2000 accompanies this notice.

                                          By Order of the Board of Directors,

                                          /s/ Charles Ying

                                          CHARLES YING
                                          Chairman of the Board

May 10, 2001

                               RETURN OF PROXIES

    A proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order to secure a quorum, to avoid the expense of additional proxy solicitation and to ensure that your shares will be represented at the Meeting. Your cooperation is greatly appreciated.

                                 BITSTREAM INC.
                                215 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                                PROXY STATEMENT

    The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of Bitstream Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts 02142 on
June 6, 2001, at 10:00 a.m., Eastern Daylight Time and at any adjournment or adjournments thereof. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting or by voting in person by ballot at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a Proxy.

    The mailing address of the Company's principal executive office is 215 First Street, Cambridge, Massachusetts 02142, Telephone No. (617) 497-6222. The approximate date on which this proxy statement (the "Proxy Statement") and form of Proxy are first being sent or given to stockholders is on or about May 10, 2001.

                            SOLICITATION OF PROXIES

    The persons named as proxies are Charles Ying, Chairman of the Board and Chief Executive Officer of the Company and Anna M. Chagnon, President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company. The stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR the election of each of the four persons nominated by the Board to serve as directors and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

    Only holders of shares of Class A Common Stock, $0.01 par value ("Class A Shares" or "Class A Common Stock"), of record as of the close of business on April 13, 2001 (the "Record Date") are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date, there were issued and outstanding 8,020,199 Class A Shares and 125,809 shares have been designated as treasury shares. Each Class A Share is entitled to one vote on all matters to be voted upon. The presence in person or by properly executed Proxy of the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for the approval of any other business which may properly be brought before the Meeting or any adjournment thereof.

    Stockholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted only for purposes of determining whether a quorum is present at the Meeting.

    The stock transfer books of the Company will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Four directors of the Company are to be elected to serve until the next annual meeting of stockholders of the Company or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Class A Common Stock beneficially owned by each nominee, see "Principal and Management Stockholders."

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                             NOMINEES FOR DIRECTORS

    The Company's directors and their ages as of April 13, 2001 are as follows:

NAME                                     AGE                     POSITION WITH THE COMPANY
----                                   --------   -------------------------------------------------------
Charles Ying(1)......................     54      Chairman of the Board, Chief Executive Officer and
                                                  Director
George B. Beitzel(2).................     72      Director
Amos Kaminski(1)(2)..................     71      Director
David G. Lubrano(1)(2)...............     70      Director

------------------------

(1) Member of the Executive Committee.

(2) Member of the Audit Committee and the Compensation Committee.

    Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing.
Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology.

    George B. Beitzel has been a director of the Company since April 1989.
Mr. Beitzel retired in 1987 from International Business Machines Corporation where he had been a Senior Vice President and a director. Mr. Beitzel currently serves on the Board of Directors of: Bankers Trust Company, a subsidiary of Deutsche Bank, Computer Task Group, Inc., Actuate Inc. and Staff Leasing, Inc.

    Amos Kaminski has been a director of the Company since 1985 and was Chairman of the Board from 1991 through 1996. Mr. Kaminski founded Interfid Ltd., a private investment advisory firm, in 1984 and has served as its President and on its Board of Directors since its formation. Mr. Kaminski is also the founder, President and Chairman of the Board of Directors of AFA Asset Services, Inc., a private real estate asset management company.

    David G. Lubrano has been a director of the Company since 1987. Mr. Lubrano retired in 1985 from Apollo Computer Inc., a corporation engaged in manufacturing workstations, which he co-founded and where he had been a Senior Vice President of Finance and Administration, Chief Financial Officer and director.

    The Company's By-laws provide that the Board will be elected at the annual meeting of stockholders, or at a special meeting of the stockholders in lieu thereof, and that all directors shall hold office until the next annual meeting of stockholders, or next special meeting of the stockholders in lieu thereof, or until their successors are chosen and qualified.

    There are no family relationships among any of the executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS OF THE BOARD

    The Board has a standing Audit Committee, a Compensation Committee and an Executive Committee. The Board does not have a nominating committee. The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers the Company's benefit plans and administers the issuance of stock options and other awards under the 1994, 1996, 1997 and 2000 Stock Plans of the Company to all employees and directors of the Company, including the members of such committee. The Executive Committee oversees the management of the business and affairs of the Company, including mergers and acquisitions, corporate governance and nominations, and evaluation of strategic business opportunities. In the fiscal year ended December 31, 2000, Messrs. Beitzel, Lubrano and Kaminski served as members of both the Audit Committee and the Compensation Committee, and Messrs. Ying, Kaminski and Lubrano served on the Executive Committee.
Mr. Lubrano serves as the Chairman of the Audit Committee, Mr. Beitzel serves as the Chairman of the Compensation Committee and Mr. Kaminski serves as the Chairman of the Executive Committee.

    During the fiscal year ended December 31, 2000, the full Board met five times and acted by unanimous written consent one time. The Audit Committee met one time and the Compensation Committee met two times during the fiscal year ended December 31, 2000. The Executive Committee did not meet separately during the fiscal year ended December 31, 2000. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board.

DIRECTOR COMPENSATION

    For the fiscal year ending December 31, 2000, each director who was not an employee of the Company was entitled to receive $14,000.00 in cash compensation for service as a director, payment of which was waived by such directors during 2000 in light of the Company's financial performance during such year.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report of the Compensation Committee of the Board, the report of the Audit Committee of the Board and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act or under the Exchange Act.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Compensation Committee") of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Compensation Committee is comprised of
Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee has the responsibility for all compensation matters concerning the Company's executive officers.

    The Company's executive compensation program is intended to attract and retain highly-qualified senior managers by providing compensation opportunities that reflect the Company's business results and the individual executive's performance. The Compensation Committee believes that these compensation opportunities will motivate management's efforts by ensuring that the rewards received by Company executives are consistent with the achievement of the Company's business objectives and with the value added by management to the stockholders' interests in the Company. The program provides for base salaries that reflect such factors as level of responsibility, internal fairness and external competitiveness, and annual incentive bonus awards that are payable in cash for the achievement of target levels of sales and earnings, strategic acquisitions and other initiatives, introduction of innovative products and services, and the achievement of and progress toward other significant annual financial and operational objectives as determined by the Compensation Committee. In general, the cash compensation of the Company's executive officers approximates the average of compensation paid to executives of appropriate comparable companies who occupy positions of similar responsibilities. The program also provides long-term incentive opportunities in the form of stock options that strengthen the mutuality of economic interest between management and the Company's stockholders and encourage management continuity.

    The following is a discussion of each element of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to the 2000 fiscal year compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

    Compensation of the Company's executive officers in the fiscal year ended December 31, 2000 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of the following elements: base salary, annual incentive bonus and the opportunity for stock option grants under the Company's stock option plans. Total annual cash compensation for each executive officer varies each year based on the Company's achievement of its annual objectives and the individual's performance. Stock options to purchase 110,000 shares were granted to executive officers under the 2000 Stock Plan during the 2000 fiscal year. In addition, stock options that were previously granted to certain executive officers and employees under the 1994 Stock Plan, the 1996 Stock Plan and the 1997 Stock Plan continue to be outstanding and unexercised. The potential value of previously granted long-term stock options varies based upon the fair market value of the Company's stock.

    With respect to determining the base salary of executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive's level of responsibility and individual performance, the salaries of similar positions in comparable companies and the financial and operational performance of the Company in relation to its objectives and its competitive standing. The Company reviews the results of various industry salary surveys to ensure its understanding of competitive compensation levels and practices in the marketplace. From time to time, the Compensation Committee utilizes the services of a recognized, independent external consulting firm to determine marketplace compensation values and practices, and to assess the reasonableness of the overall compensation program.

    The Company's annual incentive bonus to its executive officers (including the Named Executive Officers) is based on the achievement of objective, financial and operational performance targets and the discretion of the Compensation Committee. These targets may include sales volume, net operating income, accomplishment of certain strategic business initiatives, completion of certain strategic acquisitions or divestitures and other performance objectives as may be determined annually. In determining individual incentive bonus awards, the accountability of executive officers and their individual contributions towards the attainment of these objectives are considered. In determining specific awards for the most recent performance year, the Compensation Committee placed considerable emphasis on the Company's sales growth, progress toward achievement of earnings objectives, strategic acquisition activity and new product development. The calculation of the Company's financial and operational performance with respect to the determination of these incentive bonus awards is made as soon as is practicable after the completion of the Company's fiscal year.

    In addition to cash compensation, the Compensation Committee and the Board believe that providing executive officers with stock ownership opportunities aligns the interests of the executives with other stockholders and encourages the executives' long-term retention in the Company. The long-term incentive element of the Company's management compensation program is therefore in the form of stock option grants.

    On December 11, 2000, the Board awarded stock options to purchase 50,000 Class A Shares to Ms. Chagnon, who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On December 11, 2000, the Board awarded stock options to purchase 10,000 Class A Shares to John S. Collins, Vice President and Chief Technology Officer of the Company and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On December 11, 2000, the Board awarded stock options to purchase 50,000 Class A Shares to Costas Kitsos, Vice President of Engineering of the Company and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    The 1994 Stock Plan, 1996 Stock Plan, 1997 Stock Plan and 2000 Stock Plan are intended to create opportunities for executive officers and other key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its stockholders. In addition, the vesting provisions of such awards (which limit the exercisability of such options for certain periods of time) encourage the continued service and stability of the management team.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Charles Ying, Chairman of the Board and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation programs in which other executive-level employees of the Company participate. His total annual compensation for the 2000 fiscal year (including compensation derived from salary and annual incentive bonus) was determined by the Compensation Committee in consideration of the same performance criteria used to establish pay levels for all other executive-level employees. In particular, Mr. Ying's salary for the year ended December 31, 2000 was at the rate of $150,000 per annum in recognition of the Board's overall satisfaction with his performance and contributions. The Compensation Committee has determined that Mr. Ying's salary is below the median salary of Chief Executive Officers in a selected group of comparable companies.

                             Compensation Committee
                               George B. Beitzel
                                 Amos Kaminski
                                David G. Lubrano

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

    The Board has appointed Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001. Arthur Andersen LLP was the Company's independent auditors for the fiscal year ended December 31, 2000.

    Representatives of Arthur Andersen LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                       FISCAL 2000 AUDIT FIRM FEE SUMMARY

    During fiscal year 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit Fees..................................................  $82,600
Financial Information Systems Design and Implementation
  Fees......................................................  $     0
All Other Fees..............................................  $     0

    The Audit Committee of the Company (the "Audit Committee") has considered whether the provisions of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and overseas the engagement of the Company's independent auditors.

    The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

    The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

    Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix 1 to this Proxy Statement.

                                Audit Committee
                               George B. Beitzel
                                 Amos Kaminski
                                David G. Lubrano

                               EXECUTIVE OFFICERS

    The Company's executive officers and their ages as of April 13, 2001 are as follows:

NAME                                     AGE                     POSITION WITH THE COMPANY
----                                   --------   -------------------------------------------------------
Charles Ying.........................     54      Chairman of the Board, Chief Executive Officer and
                                                  Director
Anna M. Chagnon......................     34      President, Chief Financial Officer, Chief Operating
                                                  Officer and General Counsel
John S. Collins......................     61      Vice President and Chief Technology Officer
Costas Kitsos........................     40      Vice President of Engineering

    Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board of Directors since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology.

    Anna M. Chagnon has served as President of the Company since June 2000 and as Chief Operating Officer, Chief Financial Officer and General Counsel of the Company since August 1998. She previously served as Executive Vice President from August 1998 to June 2000. From July 1997 to August 1998, she served in various positions at the Company including Vice President, Finance and Administration, Chief Financial Officer and General Counsel; and Vice President and General Counsel. From November of 1996 to July 1997, Ms. Chagnon was Counsel to Progress Software Corporation, a developer and worldwide supplier of solutions to build, deploy and manage applications across Internet, client/server and host/terminal computing environments. From August 1994 to November 1996 she was an attorney for the Boston law firm of Peabody & Arnold LLP where she specialized in corporate, securities, finance and intellectual property law. She holds a Bachelor of Science degree, summa cum laude, from Northeastern University and a Juris Doctor degree from Boalt Hall School of Law of the University of California at Berkeley.

    John S. Collins has been Vice President and Chief Technology Officer since August 1998. From 1988 to August 1998, he served as Vice President of Engineering. Mr. Collins was the inventor or a co-inventor of a number of the patents held by the Company relating to font imaging technology. He is the principal inventor of the Company's TrueDoc technology. Mr. Collins holds a Bachelor of Science and a Ph.D. in Electrical Engineering from the University of London.

    Costas Kitsos has been Vice President of Engineering since November 1999. Mr. Kitsos serves as principal architect of the Pageflex Mpower and Persona products, and is also the technical lead for the Company's end user type application products. From October 1998 to November 1999, he served as Director of Research and Development of the Company. From November 1996 to October 1998, he was a Senior Software Engineer at the Company. Mr. Kitsos is a veteran software developer with over ten years experience in typeface and publishing application development. From May 1987 to November 1996, Mr. Kitsos headed IconWorks, which developed award winning typeface applications and offered consulting services on end user programs and graphical user interfaces. He holds a Masters Degree from the University of California, Los Angeles.

OTHER KEY PERSONNEL

    Sang Lee has been Vice President of Sales and Marketing of Pageflex, Inc., a subsidiary of the Company ("Pageflex"), since September 2000. Mr. Lee joined Pageflex as Vice President of Business Development in February 2000. From January 1998 to January 2000, Mr. Lee was a Director of Strategic Business Development of Adobe Systems Incorporated ("Adobe"), where he was responsible for developing strategy to drive new products into expanded business segments. From May 1997 to January 1998, Mr. Lee served as a director of Engineering for Adobe. From September 1994 to October 1996, Mr. Lee was President and Chief Operating Officer of Harlequin, Incorporated, a globally distributed software development company in the areas of development tools, PostScript interpreter applications, data mining, and adaptive systems.

    Sampo Kaasila joined Bitstream as Director of Research and Development, Type Solutions, at the acquisition of Type Solutions, Inc. in November 1998. From August 1989 to November 1998, he was a founder and President of Type
Solutions, Inc., a leading developer of font technologies including T2K-TM-, a font renderer which provides an object oriented design, advanced architecture and algorithms, and a clean API resulting in maximum reliability, performance, and easy integration. From August 1987 to August 1989, Mr. Kaasila worked at Apple Computer, Inc. and was the Lead Engineer and Inventor of the TrueType technology now part of every MacIntosh and Windows PC. Mr. Kaasila holds a Masters Degree in Electrical Engineering from the Royal Institute of Technology in Stockholm, Sweden where he graduated first in his class in January 1983.

    Jeffrey Caruso has worked for the Company and its predecessors since
August 1998. He serves as the Company's "Rocket Scientist," assigned to the team developing the NuDoc composition engine, and is the Company's representative to the XSL Working Group. From September 1996 to July 1998, he taught courses and performed research in pure and applied mathematics at Cambridge University in England. From July 1991 to January 1996 he was Chief Scientist of Information International Inc., continuing in that role at Autologic Information International until September 1996. From June 1987 to June 1991, Dr. Caruso was a key member of the development team at Archetype, Inc., during which time it developed the original Document Engine. From June 1985 to June 1987 he was Software Manager of Drane Associates in Nashua, New Hampshire, and from
October 1983 to June 1985 he was a Senior Computer Scientist for Carlisle Systems, Inc. Prior to Carlisle Systems, he was a founding employee and principal developer at Atex Media Solutions, Inc., and developed the original editing and operating system software of the Atex publishing system. Dr. Caruso holds a Ph.D. in Mathematics from the University of Chicago, and a B.S. in Mathematics from the Massachusetts Institute of Technology.

    Eric Mohr has served as architect of the NuDoc engine and Director of NuDoc Development of the Company and its predecessors since 1993. He coordinates NuDoc design and development, enabling both the Company and its customers to create state-of-the-art publishing applications. He received his Ph.D. in Computer Science from Yale University in 1991, and has published 5 articles in Computer Science journals and conference proceedings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information concerning compensation by the Company to its Chief Executive Officer (the "CEO") during the fiscal year ended December 31, 2000, the four most highly compensated executive officers other than the CEO who were serving as executive officers on December 31, 2000 whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000, and one former executive officer of Pageflex, the Company's subsidiary, who was not serving as an executive officer on December 31, 2000 but whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000 (together with the CEO, the "Named Executive Officers").

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                 ---------------------
                                                       ANNUAL COMPENSATION              AWARDS
                                                    --------------------------   ---------------------
                                                                    OTHER        SECURITIES UNDERLYING
         NAME AND                                                  ANNUAL          OPTIONS/WARRANTS          ALL OTHER
    PRINCIPAL POSITION        YEAR     SALARY ($)   BONUS($)   COMPENSATION($)          (#)(1)           COMPENSATION($)(2)
--------------------------  --------   ----------   --------   ---------------   ---------------------   ------------------
Charles Ying..............    2000       150,000         --             --                   --                    --
  Chief Executive Officer     1999       147,692         --             --                   --                    --
                              1998        46,154         --             --              150,000(3)                 --

Anna M. Chagnon...........    2000       141,539     50,000             --               50,000(4)              5,746
  President, Chief            1999       139,769     65,000             --               50,000(5)              3,870
  Financial Officer and       1998       115,754     25,000             --               85,000(6)              3,235
  Chief Operating Officer

John S. Collins...........    2000       130,385     10,000             --               10,000(7)              4,212
  Vice President and Chief    1999       130,000     10,000             --                   --                 3,750
  Technology Officer          1998       135,000         --             --                   --                 3,750

Costas Kitsos.............    2000       121,346     30,000             --               50,000(8)              4,540
  Vice President of           1999       111,346     25,000             --               30,000(9)              3,964
  Engineering                 1998        88,635         --             --               30,000(10)                --
                                                                                                                   --

Paul Trevithick...........    2000       150,000         --             --                   --               336,974(12)
  Former President of         1999       148,077     95,000             --                   --                 3,577
  Pageflex                    1998       129,896     50,000             --              150,000(11)             3,606

------------------------

(1) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000.

(2) Represents matching contributions by the Company for the account of the Named Executive Officer under the Company's 401(k) Plan.

(3) Represents options to purchase 150,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 21, 2008 and vest in installments of 50,000 shares on the first, second and third anniversaries of the date of grant.

(4) Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.0312 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 10, 2010 and vest in installments of

    16,666 shares, 16,667 shares and 16,667 shares, respectively, on the first, second and third anniversaries of the date of grant.

(5) Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 3, 2009 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(6) Represents (i) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value of the shares on the date of grant (January 23, 1998). These options expire on January 22, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; (ii) options to purchase 10,000 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 21, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (iii) options to purchase 65,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant
    (November 6, 1998). These options expire on November 5, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(7) Represents options to purchase 10,000 shares of Class A Common Stock with an exercise price of $2.0312 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 10, 2010 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(8) Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.0312 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 10, 2010 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(9) Represents options to purchase 30,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 3, 2009 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(10) Represents (i) options to purchase 7,500 shares of Class A Common Stock with an exercise price of $1.875 per share, which was the fair market value of the shares on the date of grant (April 22, 1998). These options expire on April 21, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; (ii) options to purchase 7,500 shares of Class A Common Stock with an exercise price of $2.00 per share, which was the fair market value on the date of grant (January 23, 1998). These options expire on January 22, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant; and (iii) options to purchase 15,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant (November 6, 1998). These options expire on November 5, 2008 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant

(11) Represents (i) options to purchase 50,000 shares of Class A Common Stock with an exercise price of $1.375 per share, which was the fair market value of the shares on the date of grant (July 8,

    1998). These options originally expired on July 7, 2008 and originally vested in three equal annual installments on the first, second and third anniversaries of the date of grant. Upon the termination of Mr. Trevithick's employment as the President of Pageflex as of November 6, 2000, the vesting of the final installment of these options was accelerated and these options were subsequently exercised in full by Mr. Trevithick in January of 2001; and (ii) options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.56 per share, which was the fair market value of the shares on the date of grant (November 6, 1998). These options originally expired on November 5, 2008 and originally vested in three equal annual installments on the first, second and third anniversaries of the date of grant. Upon the termination of Mr. Trevithick's employment as the President of Pageflex as of November 6, 2000, the unvested final installment of these options was cancelled and the vested portion of these options were subsequently exercised in full by Mr. Trevithick in January of 2001.

(12) Represents (i) $3,640 in matching contributions by the Company for the account of Mr. Trevithick under the Company's 401(k) Plan; (ii) $33,334 in compensation expense for the accelerated vesting of 16,667 option shares in connection with the termination of Mr. Trevithick's employment with the Company; and (iii) $300,000 for the repurchase, by the Company, of 87,260 shares of the Company's Class A Common Stock from Mr. Trevithick.

    All of the Company's Named Executive Officers except Mr. Trevithick, are employed on an at-will basis and none of the Named Executive Officers is party to any employment agreements with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows all options granted to each of the Named Executive Officers of the Company during the fiscal year ended December 31, 2000 and the potential value of stock price appreciation rates, 5% and 10%, over the ten year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock prices. The Company did not use an alternative present value formula permitted by the Securities and Exchange Commission because the Company is not aware of any such formula that can determine with reasonable accuracy the present value based on future unknown or volatile factors.

                                                  INDIVIDUAL GRANTS
                                                  -----------------                   POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF           % OF TOTAL                       ASSUMED ANNUAL RATES OF STOCK
                                SECURITIES             OPTIONS                        PRICE APPRECIATION FOR OPTION
                                UNDERLYING           GRANTED TO       EXERCISE OR                 TERM
                                  OPTIONS           EMPLOYEES IN      BASE PRICE    ---------------------------------
NAME                            GRANTED (#)          FISCAL YEAR        ($/SH)      EXP. DATE    5%($)(3)   10%($)(3)
----                            -----------       -----------------   -----------   ----------   --------   ---------
Anna M. Chagnon...............    50,000(1)              9.49%          $2.0312     12/11/2010    63,871     161,860

John S. Collins...............    10,000(2)              1.90%          $2.0312     12/11/2010    12,774      32,372

Costas Kitsos.................    50,000(2)              9.49%          $2.0312     12/11/2010    63,871     161,860

------------------------

(1) These are options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.0312 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 10, 2010 and vest in installments of

    16,666 shares, 16,667 shares and 16,667 shares, respectively, on the first, second and third anniversaries of the date of grant

(2) These are options to purchase shares of Class A Common Stock with an exercise price of $2.0312 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 10, 2010 and vest in three equal annual installments on the first, second and third anniversaries of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Class A Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information with respect to the exercise of options by the Named Executive Officers during the fiscal year ended
December 31, 2000 and unexercised options held as of the end of that year.

                                                                     NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                    OPTIONS AT FISCAL YEAR         IN-THE-MONEY OPTIONS
                               SHARES                                       END (#)              AT FISCAL YEAR END($)(2)
                              ACQUIRED               VALUE        ---------------------------   ---------------------------
NAME                       ON EXERCISE (#)       REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ---------------       --------------   -----------   -------------   -----------   -------------
Charles Ying.............          --                    --         400,000         50,000         237,700       34,400
Anna M. Chagnon..........          --                    --          88,331        111,669          76,613       70,227
John S. Collins..........      20,000(3)             93,260         159,941         10,000         215,907        5,318
Costas Kitsos............          --                    --          30,000         80,000          21,605       45,373
Paul Trevithick..........       6,500(4)             36,810         275,166              0         223,551            0

------------------------

(1) Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired, without deducting taxes or commissions paid by employee.

(2) Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 29, 2000 ($2.563 per share), which was the last trading day of the Company's fiscal year, less the exercise price, times the number of options outstanding.

(3) Represents shares received upon the exercise of a warrant by Mr. Collins on May 5, 2000, with an exercise price of $0.90.

(4) Represents shares received upon the exercise of an option by Mr. Trevithick on June 28, 2000, with an exercise price of $0.90.

       SUBSIDIARY OPTION GRANTS TO DIRECTORS AND NAMED EXECUTIVE OFFICERS

PAGEFLEX OPTION GRANTS

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded NQSOs to purchase 50,000 shares of the common stock of Pageflex to each of Messrs. Beitzel, Kaminski and Lubrano. Each of such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 250,000 shares of the common stock of Pageflex to Ms. Chagnon. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 500 shares of the common stock of Pageflex to Ms. Chagnon's spouse, Michael Chagnon, who is an employee of the Company. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On October 24, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 2,000 shares of the common stock of Pageflex to Mr. Chagnon. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 1,000 shares of the common stock of Pageflex to Mr. Collins. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On October 24, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 9,000 shares of the common stock of Pageflex to Mr. Collins. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 150,000 shares of the common stock of Pageflex to Mr. Kitsos. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On December 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 100,000 shares of the common stock of Pageflex to Mr. Kitsos. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 750,000 shares of the common stock of Pageflex and NQSOs to purchase 150,000 shares of the common stock of Pageflex to Mr. Trevithick. Upon the termination of Mr. Trevithick's employment, all unvested portions of these options were cancelled and the vested portions have since expired unexercised.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded ISOs to purchase 150,000 shares of the common stock of Pageflex to Mr. Ying. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

MYFONTS.COM OPTION GRANTS

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded NQSOs to purchase 50,000 shares of the common stock of MyFonts.com to each of Messrs. Beitzel, Kaminski and Lubrano. Each of such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 250,000 shares of the common stock of MyFonts.com to Ms. Chagnon. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 1,000 shares of the common stock of MyFonts.com to Ms. Chagnon's spouse, Michael Chagnon, who is an employee of the Company. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 250,000 shares of the common stock of MyFonts.com to Mr. Collins. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant. On December 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 50,000 shares of the common stock of MyFonts.com to Mr. Collins. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 5,000 shares of the common stock of MyFonts.com to Mr. Kitsos. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 150,000 shares of the common stock of MyFonts.com to Mr. Trevithick. Upon the termination of Mr. Trevithick's employment, all unvested portions of these options were cancelled and the vested portions have since expired unexercised.

    On February 11, 2000, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded ISOs to purchase 500,000 shares of the common stock of MyFonts.com to Mr. Ying. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

                              EXECUTIVE AGREEMENTS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 31, 2000, Messrs. Beitzel, Kaminski and Lubrano fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

                            STOCK PERFORMANCE GRAPH

    The line graph below compares the percentage change in cumulative total stockholder return on the Class A Common Stock assuming an investment of $100 on October 30, 1996, the date on which the Class A Common Stock was first publicly traded, with the total cumulative return of the Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer Index for the period from October 31, 1996 to December 29, 2000. The Class A Common Stock was sold in its initial public offering at a price of $6.00, and the closing sales price of the Class A Common Stock on the Nasdaq National Market on December 29, 2000 was $2.563.

                COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
           AMONG BITSTREAM INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   OCT-96  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
BITSTREAM INC.                        100  108.33   31.25   26.56    87.5   42.72
NASDAQ STOCK MARKET (U.S.)            100  106.11  129.96  183.27  340.61  204.98
NASDAQ COMPUTER & DATA PROCESSING     100  105.85  130.09  232.08   509.9  235.91

    *   $100 INVESTED ON 10/31/96 IN STOCK OR INDEX--
       INCLUDING REINVESTMENT OF DIVIDENDS.
       FISCAL YEAR ENDING DECEMBER 31.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of April 13, 2001, with respect to the Class A Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company's Class A Common Stock, by each director, by the executive officers named in the Summary Compensation Table included elsewhere herein, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Class A Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of April 13, 2001. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                                           PERCENT OF
                                                                             COMMON
NAME AND ADDRESS (2)                                          NUMBER (1)   STOCK (1)
--------------------                                          ----------   ----------
PRINCIPAL STOCKHOLDERS
Bell Lane, LLC .............................................    437,000        5.36%
  2070 Naamans Road, Suite 317
  Wilmington, DE 19810

DIRECTORS AND EXECUTIVE OFFICERS

Charles Ying (3)............................................    535,291        6.23%

David G. Lubrano (4) .......................................    328,042        3.92%
  94 Otis Street
  Hingham, Massachusetts 02043

Amos Kaminski (5) ..........................................    326,950        3.91%
  c/o Interfid Ltd.
  150 E. 58th Street, 27th Floor
  New York, New York 10155-2798

George B. Beitzel (6) ......................................    292,938        3.50%
  29 King Street
  Chappaqua, New York 10514

John S. Collins (7).........................................    175,829        2.12%

Anna M. Chagnon (8).........................................     99,899        1.21%

Costas Kitsos (9)...........................................     35,000           *

Paul Trevithick.............................................    219,431        2.69%

All directors and executive officers as a group (9            2,450,380       25.62%
  persons) .................................................
  (3)(4)(5)(6)(7)(8)(9)

------------------------

*   Less than one percent

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The information presented with respect to the Principal Stockholders is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Exchange Act and such other information as may have been provided to the Company by any such Principal Stockholder. In accordance with the rules of the Securities and Exchange Commission, Class A Common Stock, subject to stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 13, 2001, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Unless otherwise indicated, the address of the officer listed is: c/o Bitstream Inc., 215 First Street, Cambridge, MA 02142.

(3) Includes 450,000 shares issuable to Mr. Ying upon the exercise of options.

(4) Includes 60,687 shares and 164,000 shares issuable to Mr. Lubrano upon the exercise of warrants and options, respectively.

(5) Includes 61,154 shares and 164,000 shares issuable to Mr. Kaminski upon the exercise of warrants and options, respectively. Also includes 1,110 shares issuable upon the exercise of warrants held of record by Interfid Ltd. of which Mr. Kaminski is President and a director and, therefore, Mr. Kaminski may be deemed a beneficial owner of such shares.

(6) Includes 60,776 shares and 164,000 shares issuable to Mr. Beitzel upon the exercise of warrants and options, respectively. Also includes 524 shares issuable upon the exercise of warrants, all held of record by the Beitzel Family Trust. Since Mr. Beitzel and his family are the beneficiaries of the Beitzel Family Trust and Mr. Beitzel's wife and children share voting power therein, Mr. Beitzel may be deemed beneficial owner of such shares.

(7) Includes 19,941 shares and 140,000 shares issuable to Mr. Collins upon the exercise of warrants and options, respectively, and 15,888 shares held by Mr. and Mrs. Collins as joint tenants

(8) Includes 94,999 shares issuable to Ms. Chagnon upon the exercise of options. Also includes 500 shares issuable upon the exercise of options held of record by Michael Chagnon, an employee of the Company and Ms. Chagnon's spouse, and, therefore, Ms. Chagnon may be deemed a beneficial owner of such shares.

(9) Includes 35,000 shares issuable to Mr. Kitsos upon the exercise of options.

    The Company is not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers, and stockholders who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission and the NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company.

    Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with, except that Mr. Trevithick inadvertently failed to report timely on a Form 4 the exercise of options in June 2000 and Ms. Chagnon and Messrs. Collins and Kitsos inadvertently failed to report timely on a Form 5 the grant of options in December 2000. All such omissions have since been reported.

    The Company is not aware of any other late filings pursuant to
Section 16(a) of the Exchange Act.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders of the Company to be held during 2001, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive office in Cambridge, Massachusetts before December 28, 2001 for inclusion in the Company's proxy and proxy statement relating to said meeting. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission. For non-Rule 14a-8 proposals, the Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Secretary of the Company at its principal executive office not less than the earlier of 45 days before the date on which the Company first mailed its proxy materials for the preceding year's Annual Meeting of Stockholders (if such proxy materials were mailed) and for 60 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders, nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a security holder fails to notify the Company, pursuant to the requirements of the advance notice provisions of the By-laws, of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company's next Annual Meeting of Stockholders of the Company to be held during 2002, the proxy solicited by the Board with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

                                 ANNUAL REPORT

    The Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2000 is being furnished to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report to Stockholders does not, however, constitute a part of the proxy soliciting material.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment on such matters.

                              FORM 10-K AVAILABLE

    THE ANNUAL REPORT OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY AT 215 FIRST STREET, CAMBRIDGE, MASSACHUSETTS 02142.

                                                                      APPENDIX 1

                            AUDIT COMMITTEE CHARTER

BITSTREAM INC.
AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee], and at least one member shall have accounting or related financial management expertise.

                              STATEMENT OF POLICY

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

                         RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out is responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate

BITSTREAM INC.
AUDIT COMMITTEE CHARTER (CONTINUED)

     authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standard Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

    - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective auditors including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the result of their examinations.

    - The committee shall review the interim financial statements, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditi8ng standards. The chair of the committee may represent the entire committee for the purposes of this review.

    - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                   DETACH HERE



                                 BITSTREAM INC.


     The undersigned hereby appoints Charles Ying and Anna Chagnon, or either of them, proxies of the undersigned with full power of substitution, to vote all shares of Class A Common Stock, $0.01 par value ("Class A Common Stock") of Bitstream Inc. (the "Company") held of record by the undersigned on April 13, 2001, at the Company's Annual Meeting of Stockholders to be held June 6, 2001 and at any adjournment thereof.



SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE

                            INTERNET ACCESS IS HERE!

Bitstream Inc. is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only a click away at:


                            http://www.equiserve.com


In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (158210). Please click on the "ACCOUNT ACCESS" tab and follow the instructions and a temporary password will be mailed to your address of record.


                                   DETACH HERE
/X/    Please mark
       votes as in
       this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEM (1) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

1.  Election of Directors

     Nominees:  (01) George B. Beitzel, (02) Amos Kaminski,
                (03) David G. Lubrano and (04) Charles Ying


         FOR       / /          / /    WITHHELD


                           MARK HERE    / /
                           FOR ADDRESS
                           CHANGE AND
                           NOTE BELOW


        / / --------------------------------------
            For all nominees except as noted above




                                    FOR AGAINST ABSTAIN
         2.  In their discretion,   / /   / /     / /
         the proxies are authorized to vote upon such matters as may properly come before the meeting or any postponement or adjournment thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms that said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue thereof.

         PLEASE DATE, SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

         Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons.


Signature:______________  Date:________ Signature:_______________ Date:________